                                                                  EXHIBIT 4.6(c)

                CONSENT AND THIRD AMENDMENT TO CREDIT AGREEMENT

                          dated as of January 27, 1997


          LYONDELL-CITGO REFINING COMPANY LTD., a Texas limited liability company (the "Borrower"), the LENDERS listed on the signature pages hereof and any Lender hereafter becoming a party to the below-mentioned Agreement in accordance with the provisions thereof, ABN AMRO BANK N.V., THE BANK OF NOVA SCOTIA, CREDIT LYONNAIS, THE FIRST NATIONAL BANK OF CHICAGO and THE INDUSTRIAL BANK OF JAPAN, LTD., as Co-Agents, and THE BANK OF NEW YORK, as Agent and as Issuer, agree to this Consent and Third Amendment (this "Amendment"), dated as of January 27, 1997 (the "Amendment Date"), to the Credit Agreement, dated as of May 5, 1995, among the Borrower, the Lenders parties thereto, such Co-Agents and such Agent and Issuer, as previously amended (the "Agreement"; capitalized terms used but not otherwise defined herein having the meanings assigned to them in the Agreement, and references herein to Sections being references to Sections of the Agreement unless indicated otherwise), as follows:

          Section 1. Consent. Section 6.3 of the Regulations may be amended substantially as set forth in Exhibit A attached hereto by appropriate Owners Committee Action, subject to the Consent and Third Amendment to Revolving Credit Agreement of even date herewith, which amends the Revolving Credit Agreement, becoming effective in accordance with the terms thereof. Pursuant to Section 6.01(d)(iv)(A), the Borrower will furnish to the Agent a copy of that amendment to Section 6.3 of the Regulations within five Business Days after the effective date thereof.

          Section 2.  Amendments.    Subject to the terms and provisions herein
set forth, effective as of the Amendment Date, the Agreement hereby is amended in the following respects:

          (a) Section 7.06(d)(i) of the Agreement is hereby amended in its entirety, as follows:

               (i) if such Indebtedness is owing to LRC pursuant to Section 6.4.(D) of the Regulations or to CRIC pursuant to Section 6.3 of the Regulations, the Borrower may make scheduled payments of interest thereon so long as no Event of Default exists or would exist after giving effect to any such payment;

          (b) Section 7.06(d)(ii) of the Agreement is hereby amended in its entirety, as follows:

               (ii) if such Indebtedness is Affiliate Indebtedness of the Borrower not owing to LRC pursuant to Section 6.4.(D) of the Regulations or to CRIC pursuant to Section 6.3 of the Regulations, the Borrower may make scheduled payments of interest thereon when due in accordance with its terms (including terms of subordination); and

          (c) The definition of "Owner Refinery Expansion Project Investments" is hereby amended in its entirety, as follows:

               "Owner Refinery Expansion Project Investments" means the funds
     Section 6.3 of the Regulations requires CRIC and LRC to provide to the Borrower for the Refinery Expansion Project.

          Section 3.     Fees and Expenses.   The Borrower agrees to pay to the
Agent for the account of counsel to the Agent all reasonable fees and expenses of such counsel in connection with this Amendment.

          Section 4.     Effect of Consent and Amendments.   Except for the
consent and amendments evidenced hereby, the Agreement and other Loan Documents remain in full force and effect, and the Agreement, as amended hereby, and the other Loan Documents are hereby ratified and confirmed by the Borrower. The consent evidenced hereby is limited to the matter specifically addressed herein and is not effective for any other purpose. The execution and delivery of this Amendment shall not, except as specifically set forth herein, operate as an amendment or waiver of compliance by the Borrower with respect to any other provision or condition of the Agreement, as amended hereby, or any other Loan Document, or of any right, power or remedy of the Agent, any Co-Agent, any Lender or the Issuer under the Agreement, as amended hereby, or any other Loan Document, or prejudice any right or remedy that the Agent, any Co-Agent, any Lender or the Issuer may now have or may have in the future with respect to any Default, or otherwise, under or in connection with the Agreement, as amended hereby, or any other Loan Document.

          Section 5. Conditions to Effectiveness. The effectiveness of the consent and amendments made by this Amendment to the Agreement is subject to its execution by the Agent and the Agent's receipt of (a) counterparts of this Amendment signed by the Borrower and the Required Lenders and (b) each of the following, in form and substance reasonably satisfactory to the Agent: (i) a copy, certified by the Secretary of the Borrower under date of the Amendment Date, of the resolutions adopted by Owners Committee Action taken by the Owners Committee in accordance with the applicable requirements of the Regulations to authorize the execution and delivery of this Amendment; (ii) a certificate of a Responsible Officer, dated the Amendment Date, to the effect that on and as of the Amendment Date, after giving effect to this Amendment, (A) the representations and warranties set forth in Article V of the Agreement (other than in Section 5.06(a)(ii)) are true and correct in all material respects (unless made as of a specific date as set forth in that Article) and (B) no Default exists; and (iii) an opinion of the general counsel of the Borrower, dated the Amendment Date, to the effect that this Amendment has been duly authorized by Owners Committee Action and validly executed and delivered by the Borrower. Notwithstanding the foregoing, this Amendment will be nullified and of no further force or effect if the Owners Commitee fails to take Owners Committee Action amending Section 6.3 of the Regulations consistent with the consent granted hereby on or before February 7, 1997.

          Section 6. Miscellaneous. This Amendment is governed by the terms and other provisions of Sections 1.02, 1.03, 10.05, 10.07, 10.10 (the first sentence thereof) and 10.12 as if this Amendment were the Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the Amendment Date.

                         LYONDELL-CITGO REFINING COMPANY LTD.



                         By: /s/ D. Lyndon James
                            --------------------------------------
                            Name:  D. Lyndon James
                            Title: Vice President and Controller


                         THE BANK OF NEW YORK,
                              As Agent, as Issuer and as a Lender



                         By: /s/ Raymond J. Palmer
                            -------------------------------------
                            Name:  Raymond J. Palmer
                                 --------------------------------
                            Title: Vice President
                                  -------------------------------

                         OTHER LENDERS:

                         By:  ABN AMRO North America, Inc., as agent



                         By:  /s/ Robert Cunningham
                            -------------------------------------
                            Name:  Robert Cunningham
                                 --------------------------------
                            Title: Vice President & Director
                                  -------------------------------


                         By:  /s/ H. Gene Shiels
                            -------------------------------------
                            Name:  H. Gene Shiels
                                 --------------------------------
                            Title: Vice President & Director
                                  -------------------------------

                         THE BANK OF NOVA SCOTIA



                         By:   /s/ M.D. Smith
                            -------------------------------------
                            Name:  M.D. Smith
                                 --------------------------------
                            Title: Agent
                                  -------------------------------

                         BANK POLSKA KASA OPIEKI, S.A.



                         By:    /s/ William A. Shea
                            -------------------------------------
                            Name:   William A. Shea
                                 --------------------------------
                            Title:  Vice President
                                  -------------------------------
                                    Senior Lending Officer
                                  -------------------------------


                         BANQUE NATIONALE DE PARIS,
                              HOUSTON AGENCY



                         By:   /s/ John L. Stacy
                            -------------------------------------
                            Name:  John L. Stacy
                                 --------------------------------
                            Title: Vice President
                                  -------------------------------

                         CAISSE NATIONALE DE CREDIT AGRICOLE



                         By:  /s/ David Bouhl
                            -------------------------------------
                            Name:  David Bouhl, F.V.P.
                                 --------------------------------
                            Title: Head of Corporate Banking Chicago
                                  -------------------------------

                         COBANK, ACB



                          By: /s/  James M. Papai
                            -------------------------------------
                            Name:  James M. Papai
                                 --------------------------------
                            Title: Vice President
                                  -------------------------------


                         CREDIT LYONNAIS CAYMAN ISLAND BRANCH



                         By:  /s/ Pascal Poupelle
                            -------------------------------------
                            Name: Pascal Poupelle
                                 --------------------------------
                            Title: Authorized Signature
                                  -------------------------------


                         DG BANK DEUTSCHE GENOSSENSCHAFTSBANK



                         By:  /s/ Lawrence H. Siegel
                            -------------------------------------
                            Name: Lawrence H. Siegel
                                 --------------------------------
                            Title: Vice President
                                  -------------------------------


                         By: /s/ Karen A. Brinkman
                            -------------------------------------
                            Name: Karen A. Brinkman
                                 --------------------------------
                            Title: Vice President
                                  -------------------------------


                         THE FIRST NATIONAL BANK OF CHICAGO



                         By: /s/ Leo Loughead
                            -------------------------------------
                            Name: Leo Loughead
                                 --------------------------------
                            Title: Corporate Banking Officer
                                  -------------------------------

                         THE INDUSTRIAL BANK OF JAPAN, LTD.
                                   New York Branch


                         By: /s/ Kazutoshi Kuwahara
                            -------------------------------------
                            Name:  Kazutoshi Kuwahara
                                 --------------------------------
                            Title: Executive Vice President, Houston Office
                                  -------------------------------

                         NATIONSBANK OF TEXAS, N.A.



                         By: /s/ W. Keith Buchanan
                            -------------------------------------
                            Name:  W. Keith Buchanan
                                 --------------------------------
                            Title: V.P.
                                  -------------------------------

                         THE NIPPON CREDIT BANK, LTD.
                              NEW YORK BRANCH



                         By: /s/ Yoshihide Watanabe
                            -------------------------------------
                            Name:  Yoshihide Watanabe
                                 --------------------------------
                            Title: Vice President & Manager
                                  -------------------------------

                         PNC BANK, NATIONAL ASSOCIATION



                         By: /s/ Thomas K. Grundman
                            -------------------------------------
                            Name:  Thomas K. Grundman
                                 --------------------------------
                            Title: Senior Vice President
                                  -------------------------------

                         ROYAL BANK OF CANADA


                         By: /s/ J.D. Frost
                            -------------------------------------
                            Name: J.D. Frost
                                 --------------------------------
                            Title: Senior Manager
                                  -------------------------------


                         SOCIETE GENERALE, SOUTHWEST AGENCY


                         By: /s/ Elizabeth W. Hunter
                            -------------------------------------
                            Name: Elizabeth W. Hunter
                                 --------------------------------
                            Title: Vice President
                                  -------------------------------


                         THE TOYO TRUST & BANKING CO., LTD.
                              NEW YORK BRANCH


                         By:   /s/ Takashi Mikumo
                            -------------------------------------
                            Name:  Takashi Mikumo
                                 --------------------------------
                            Title: Vice President
                                  -------------------------------

                         WESTDEUTSCHE LANDESBANK GIROZENTRALE,
                              NEW YORK AND CAYMAN
                              ISLANDS BRANCHES


                         By: /s/ Richard R. Newman
                            -------------------------------------
                            Name: Richard R. Newman
                                 --------------------------------
                            Title: Vice President
                                  -------------------------------


                         By:  /s/ Thomas Lee
                            -------------------------------------
                            Name:  Thomas Lee
                                 --------------------------------
                            Title: Associate
                                  -------------------------------

                         THE YASUDA TRUST AND BANKING COMPANY, LTD.
                              NEW YORK BRANCH


                         By:  /s/ Makoto Tagawa
                            -------------------------------------
                            Name: Makoto Tagawa
                                 --------------------------------
                            Title: Deputy General Manager
                                  -------------------------------

                                   EXHIBIT A

                                AMENDMENT NO. 3
                                      TO
                             AMENDED AND RESTATED
                   LIMITED LIABILITY COMPANY REGULATIONS OF

                      LYONDELL-CITGO REFINING COMPANY LTD

        Amendment No. 3 (the "Amendment") to the Amended and Restated Limited Liability Company Regulations (the "Regulations") of LYONDELL-CITGO Refining Company Ltd. (the "Company") is effective, by unanimous written consent of the Representatives of the Owners Committee in accordance with Section 3.4.(E) of the Regulations, as of January __, 1997. All terms defined in the Regulations are used herein with the meanings provided in the Regulations.

        1. Section 6.3. of the Regulations is hereby amended to read hereafter in its entirety as follows:

        6.3. Additional Refinery Expansion Project Funding. In the event that additional funds are required under Section 10 for the Refinery Expansion Project, then in any such event such funds shall be provided equally by the Owners unless otherwise mutually agreed. Except as provided hereinbelow, the amounts to be funded by COwner shall be funded with capital contributions and the amounts to be funded by LOwner shall be funded by LOwner loans, as provided in
              Section 6.4.(D). The amounts in excess of the Cost Ceiling to be funded by COwner shall be funded (i) with capital contributions up to $25,000,000 and (ii) for any amounts required beyond $25,000,000, at COwner's option, either capital contributions or COwner loans (the terms of which shall be, subject to Section 13.11, as set forth on Exhibit 6.4.(D).

          2. Except as set forth above, the Regulations remain unmodified, and as amended above, the Regulations remain in full force and effect.

                                    A-1